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                                                                   Exhibit 10.21
                                                               February 28, 2000

Moore Medical Corp.
389 John Downey Drive
New Britain, CT 06050-1500
Attention:  Joseph P. Savidge, Senior Vice President-Finance

     Re: Subscription Agreement
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Ladies and Gentlemen:

1.   Agreement to Purchase
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     1.1 Subscription. Vantage Venture Partners, LP, a Delaware limited
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partnership ("Holder"), hereby subscribes for and agrees to purchase 50,000 shares of the Common Stock ("Securities") of Moore Medical Corp., a Delaware corporation ("Company"), at a purchase price of $10.00 per share, on the terms and conditions described herein. Holder hereby tenders to the Company the amount of $500,000 by wire transfer to the account of the Company.

     1.2 Acceptance of Subscription. The Company, by its execution and return to
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Holder of an executed copy of this Subscription Agreement, accepts the Holder's subscription. Such acceptance is subject to the execution and delivery by Asset Management Partners of the Subscription Agreement referred to in Section 2.1 below.

2.   Registration Under the Securities Act of 1933.
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     2.1 Registrable Securities. As used herein the term "Registrable
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Securities" means (x) the aggregate of 100,000 shares of Common Stock of the
Company issuable under this Subscription Agreement and under a Subscription Agreement between the Company and Asset Management Partners being executed on the date hereof, together with (y) the 26,600 shares of Common Stock of the Company owned at the date hereof beneficially by Christopher W. Brody . In the event of any merger, reorganization, consolidation or recapitalization affecting the Common Stock, such adjustment will be made in the Registrable Securities as is appropriate in order to prevent any diminution or enlargement of the rights granted pursuant to this Section 2.

     2.2 Registration. The Securities have not been registered for purposes of
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public distribution under the Securities Act of 1933 ("Act"). The Company will
(a) file a Registration Statement on Form S-3 under the Act registering the Registrable Securities for a continuous or delayed offering pursuant to Rule 415 under the Act (the "S-3"), (b) keep the S-3 effective so long as such Securities may not be publicly distributed without registration under the Act, and (c), if so requested by Holder, amend the S-3 to cover the distribution of such Securities in an underwritten offering.

     2.3 Miscellaneous Registration Provisions. The Company and the Holder agree
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as follows:

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          (a) The Company will file the S-3 as expeditiously as reasonably practicable after the filing of its Form 10-K for its 1999 fiscal year, but in no event later than ninety days following the date thereof, and use its best efforts to have it become effective at the earliest practicable date thereafter, but no later than six months from the date hereof, and furnish the Holder with such number of prospectuses as it may reasonably be requested.

          (b) The Company will pay all costs, fees and expenses in connection with the S-3, including the Company's legal and accounting fees, printing expenses, and blue sky fees and expenses, but not underwriting commissions and discounts, if any, which will be payable by the Holder.

          (c) The Company will take all necessary action which may be required in qualifying or registering the Registrable Securities included in the S-3 for offering and sale under the securities or blue sky laws of such states as are requested by the Holder, except that the Company will not, for any such purpose, be required to quality to do business as a foreign corporation in any jurisdiction wherein it is not so qualified or to file therein any general consent to service of process.

          (d) The Company will indemnify and hold harmless the Holder and any underwriter (as defined in the Act) for the Holder and each person, if any, who controls the Holder or underwriter, within the meaning of the Act, against any losses, claims, damages or liabilities (or actions in respect thereof), joint or several, to which such indemnified party or parties may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) are caused by any untrue statement or alleged untrue statement of any material fact contained, on the effective date thereof, in the S-3, any prospectus contained therein, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; and will reimburse such indemnified party or parties for any legal (if the indemnifying party does not provide legal counsel reasonably satisfactory to the indemnifying party or parties) or other expenses reasonably incurred by it or them in connection with investigating or defending against any such loss, claim, damage, liability or action; provided, however, that the indemnifying party will not be
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     liable in any such case to the extent that any such loss, damage, expense or liability arises out of or is based upon an untrue statement, alleged untrue statement, omission or alleged omission so made in conformity with written information furnished by an indemnified party specifically for inclusion in the S-3.

          (e) The Holder will indemnify and hold harmless the Company, each of its directors, each of its officers who have signed the Registration Statement, and each person, if any, who controls the Company, within the meaning of the Act, against any losses, claims, damages or liabilities to which such indemnified party or parties may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) are caused by any untrue statement or alleged untrue statement of any material fact contained, on the effective date thereof, in the S-3, any prospectus contained therein, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; and will reimburse such indemnified party or parties for any legal (if the indemnifying party does not provide legal counsel reasonably satisfactory to the indemnifying
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     party or parties) or other expenses reasonably incurred by it or them in connection with investigating or defending against any such loss, claim, damage, liability or action; provided, however, that the indemnifying party
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     will not be liable in any such case except to the extent that any such loss, damage, expense or liability arises out of or is based upon an untrue statement, alleged untrue statement, omission or alleged omission so made in conformity with written information furnished by the indemnifying party specifically for inclusion in the S-3, provided further, however, that
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     Holder will not be liable hereunder for any amount in excess of the proceeds received by it on its sales of Registrable Securities under the S-3.

          (f) Promptly after receipt by an indemnified party pursuant hereto of notice of any claim or the commencement of any action to which indemnity would apply, such indemnified party will, if a claim thereof is made against the indemnifying party pursuant hereto, notify the indemnifying party of the claim or action, but the omission or delay so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party hereunder, except to the extent that the indemnifying party is prejudiced by such omission or delay. In case such action is brought against any indemnified party, and it notified the indemnifying party of the claim or action, the indemnifying party will be entitled to participate in, and to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party.

          (g) The Holder agrees to cooperate with the Company with the S-3 and any listing on a national securities exchange (including NASDAQ), including furnishing the Company with such information concerning the Holder and executing and delivering such documents as may be required by applicable securities laws or any such national securities exchange.

3.   Holder's Representations and Warranties. The Holder acknowledges,
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represents and warrants to, and agrees with the Company, as follows:

     (a) Holder is purchasing the Securities for its own account for investment and not with a view to or for sale in connection with the distribution of the Securities, nor with any present intention of selling or otherwise disposing of all or any part of the Securities. Holder agrees that (i) the purchase of the Securities is a long-term investment, (ii) it may have to bear the economic risk of investment for an indefinite period of time because the Securities have not been registered under the Act, and, notwithstanding the Company's commitment herein, such Securities may not be registered, and cannot be resold, pledged, assigned, or otherwise disposed of or transferred unless they are subsequently registered under the Act and applicable state securities laws or any exemption from such registration is available. Holder authorizes the Company to place a legend denoting the restrictions on the Securities to be issued.

     (b) Holder is an "accredited investor" as defined in Section 2(a)(15) of the Act and in Rule 501 thereunder. Holder understands that Securities are being sold without registration under the Act in reliance upon the exemption contained in Sections 3(b), 4(2) or 4(6) of the Act and under applicable state securities laws.

     (c) Holder believes that the investment in the Securities is suitable for it based upon its investment objectives and financial needs, and Holder and its members have adequate means
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for providing for their current financial needs and contingencies and have no need for liquidity with respect to Holder's investment in the Company.

     (d) Holder has been given access to full and complete information regarding the Company and has utilized such access to its satisfaction for the purpose of obtaining information, and Holder has either met with or been given reasonable opportunity to meet with officers of the Company for the purpose of asking questions of, and receiving answers from such officers concerning the terms and conditions of operations of the Company and to obtain any additional information to the extent reasonably available. Holder has received all information and materials regarding the Company that it has requested.

     (e) Except for the representations and warranties of the Company contained in Section 4 hereof, Holder has relied solely upon its own investigation in making a decision to invest in the Company and it has independently evaluated the risks of purchasing the Securities. Holder has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Securities and have obtained, in its judgment, sufficient information from the Company to evaluate the merits and risks of an investment in the Company. Holder has not utilized any person as its "purchaser representative" as defined in Regulation D under the Act in connection with evaluating such merits and risks.

     (f) Holder has received no representation or warranty from the Company or any of its officers, directors, employees or agents in respect of its investment in the Company other than as set forth herein.

     (g) Holder understands that (i) none of the Securities have been registered under the Act, or the securities laws of certain states, in reliance on the specific exemptions from registration, (ii) no securities administrator of any state or the federal government has recommended or endorsed the offer of the Securities or made any finding or determination relating to the fairness of any investment in the Company, and (iii) the Company is relying on my representations and agreements for the purpose of determining whether this transaction meets the requirements of the exemptions afforded by the Securities Act and certain state securities laws.

4.   Company's Representations and Warranties. The Company represents and
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warrants to, and agrees with the Holder, as follows:

     (a) All corporate actions on the part of the Company necessary for the authorization, execution, delivery and performance by the Company of this Agreement have been taken.

     (b) The execution, delivery and performance of this Agreement by the Company do not conflict with any material provision by which the Company is bound.

     (c) The Company is a corporation duly organized, validly existing and in good standing under the laws of Delaware.

     (d) The Company has filed all reports required to be filed by it under the Securities Exchange Act of 1934, such reports comply with the requirements of said Exchange Act in all material respects, and, as of the date of filing thereof, no such report contained an untrue
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statement of material fact or omitted to state a fact necessary to make a statement of material fact contained therein not misleading.

     (e) There has been no material adverse change in the Company's performance and financial condition, taken as a whole, from its performance and condition as reported in its Form 10-Q for its third quarter of its 1999 fiscal year, except as referred to in its press release dated February 15, 2000 summarizing its fiscal year and fourth quarter results.

     (f) The Company's capitalization is substantially as set forth in its Form 10-Q for its third quarter of the 1999 fiscal year.

     (g) As of the date hereof, no legal proceedings would be required to be reported under Item 3 of a Form 10-K for the Company's 1999 fiscal year other than as reported under Item 3 of Form 10-K for its 1998 fiscal year.

     (h) The Company has engaged no broker or finder in connection with the transaction contemplated by this Agreement.

5.   Miscellaneous.
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     5.1 Governing Law and Jurisdiction. This Subscription Agreement will be
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deemed to have been made and delivered in New York City and will be governed as to validity, interpretation, construction, effect and in all other respects by the internal laws of the State of New York without giving effect to its principles of conflicts of law. The Company and the Holder each hereby (a) agrees that any suit, action or proceeding arising out of or relating to this Subscription Agreement will be instituted exclusively in New York State Supreme Court, County of New York, or in the United States District Court for the Southern District of New York, (b) waives any objection to the venue of any such suit, action or proceeding and the right to assert that such forum is not a convenient forum for such suit, action or proceeding, and (c) irrevocably consents to the jurisdiction of the New York State Supreme Court, County of New York, and the United States District Court for the Southern District of New York in any such suit, action or proceeding, and the Company and the Holder further agree to accept and acknowledge service or any and all process that may be served in any such suit, action or proceeding in the New York State Supreme Court, County of New York or in the United States District Court for the Southern District of New York and agrees that service of process upon it mailed by certified mail to its address or given as provided for in Section 5.3 will be deemed in every respect effective service of process upon it in any such suit, action or proceeding.

     5.2 Benefit. This Subscription Agreement will be binding upon and inure to
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the benefit of the parties hereto and their respective heirs, executors, personal representatives and successors. The rights of the Holder under Section
2 may not be assigned or transferred by the Holder other than to a transferee of Registrable Securities on a transfer which, in the written opinion addressed to the Company and its transfer agent and reasonably acceptable to both, is exempt from the registration provisions of the Act pursuant to Section 4(2) thereof, provided, however, that such transferee agrees in a writing delivered to the
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Company prior to such transfer to be bound by and subject to all the obligations of a Holder under this Agreement.
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     5.3 Notices. All communications under this Subscription Agreement shall be
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in writing and will be sufficiently given if delivered to the addresses in person by overnight courier service, by confirmed facsimile transmission or, if mailed, postage prepaid, by certified retail (return receipt requested), and will be effective three days after being placed in the mail if mailed, or upon receipt or refusal of receipt, if delivered personally or by courier or confirmed facsimile transmission, in each case addressed to a party. The addresses for such communications shall be, with respect to (a) the Company, its address set forth above, and (b) the Holder, to its address as set forth below.

     5.4 Entire Agreement. This Subscription Agreement constitutes the entire
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agreement between the parties with respect to the subject matter hereof and supersedes all prior oral and written agreements between the parties hereto with respect to the subject matter hereof. It may not be changed, waived, discharged or terminated orally but only by a statement in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

                                  Very truly yours,

                                  VANTAGE VENTURE PARTNERS, LP

                                  By its General Partner, Vantage Partners, LLC

                                  By:      /s/ Christopher W. Brody

                                           Christopher W. Brody
                                           Vantage Partners, LLC

                                                     c/o Vantage Partners, LLC
                                                     610 Fifth Avenue, 7th floor
                                                     New York, NY 10020

         The foregoing subscription is accepted,
and the Company hereby agrees to be bound by its terms.

         MOORE MEDICAL CORP.


         By:      /s/ Joseph P. Savidge

                  Joseph P. Savidge
                  Senior Vice President-Finance